U.S. Bancorp 4Q12 Earnings Conference Call U.S. Bancorp 4Q12 Earnings Conference Call January 16, 2013 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued
deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2011, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q12 Earnings
Conference Call
2012 Full Year Highlights
Record net income of $5.6 billion; $2.84 per diluted common share
Record total net revenue of $20.3 billion, up 6.2% vs. 2011
• Net interest income growth of 6.0% vs. 2011
• Noninterest income growth of 6.4% vs. 2011
Industry-leading profitability measures, including ROA of 1.65%, ROCE of 16.2% and efficiency ratio of 51.5%
Positive operating leverage
Average loan growth of 6.9% vs. 2011
Strong average deposit growth of 10.6% vs. 2011
Net charge-offs declined 26.2% vs. 2011 and nonperforming assets (excluding covered assets) declined 18.9% vs. 2011
Capital generation continues to strengthen capital position
• Tier 1 common equity ratio of 9.0% vs. 8.6% in 2011
• Repurchased 59 million shares of common stock during 2012
• In total, returned $3.4 billion of our earnings in 2012 to shareholders

4Q12 Earnings
Conference Call
4Q12 Highlights
Net income of $1.4 billion; $0.72 per diluted common share
4Q12 results included an $80 million expense accrual for a mortgage foreclosure-related regulatory settlement; reduced diluted EPS by $0.03
4Q11 results included a $263 million merchant settlement gain and a $130 million expense accrual related to mortgage servicing matters; increased EPS by $0.05
Net revenue of $5.1 billion, up 0.2% vs. 4Q11 (5.6% excluding 4Q11 merchant settlement gain)
Positive operating leverage on a year-over-year basis
Average loan growth of 6.4% vs. 4Q11 and average loan growth of 1.5% vs. 3Q12
Strong average deposit growth of 9.2% vs. 4Q11 and 1.9% vs. 3Q12
Net charge-offs declined 13.0% vs. 3Q12 (3Q12 included $54 million of incremental charge-offs due to a regulatory clarification)
Nonperforming assets declined 5.8% vs. 3Q12 (4.6% excluding covered assets)
Capital generation continues to reinforce capital position
• Tier 1 common equity ratio of approximately 8.1% using proposed rules for Basel III standardized approach released June 2012
• Tier 1 common equity ratio of 9.0%; Tier 1 capital ratio of 10.8%
• Repurchased 13 million shares of common stock during 4Q12

20%
17%
14%
11%
8%
3.0%
2.5%
2.0%
1.5%
1.0%
ROCE
ROA
16.8%
16.2%
16.5%
16.5%
15.6%
1.62%
1.60%
1.67%
1.70%
1.62%
4Q11
1Q12
2Q12
3Q12
4Q12

65%
60%
55%
50%
45%
4.0%
3.5%
3.0%
2.5%
2.0%
Efficiency Ratio
NIM
3.60%
3.60%
3.58%
3.59%
3.55%
52.7%
51.9%
51.1%
50.4%
52.6%
4Q11
1Q12
2Q12
3Q12
4Q12

4Q12 Earnings
Conference Call
Performance Ratios
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

Year-Over-Year Growth
8.1%
9.1%
8.1%
8.0%
0.2%
5.6% excluding merchant settlement gain
5,500
5,000
4,500
4,000
3,500
$5,104
$263*
$4,929
$5,068
$5,179
$5,112
4Q11
1Q12
2Q12
3Q12
4Q12

usbancorp

6 4Q12 Earnings Conference Call * Gain on merchant processing agreement settlement Taxable-equivalent basis Revenue Growth $ in millions

250.0
230.0
210.0
190.0
170.0
5.9%
$207.0
17.3%
$223.3
6.4%
$210.2
11.7%
$228.3
7.7%
$214.1
10.5%
$231.3
7.3%
$216.9
11.1%
$239.3
6.4%
$220.3
9.2%
$243.8
4Q11
1Q12
2Q12
3Q12
4Q12
Loans
Deposits

usbancorp

7 4Q12 Earnings Conference Call Loan and Deposit Growth Average Balances Year-Over-Year Growth $ in billions

Net Charge-offs

800
600
400
200
0
3.00%
2.25%
1.50%
0.75%
0.00%
$622
$571
$520
$538
$54**
$468
1.19%
1.09%
0.98%
0.99%
0.89%***
0.85%
4Q11
1Q12
2Q12
3Q12
4Q12

Nonperforming Assets*

3,200
2,400
1,600
800
0
3.00%
2.25%
1.50%
0.75%
0.00%
$2,574
$2,423
$2,256
$2,188
$109**
$2,088
1.32%
1.22%
1.11%
1.06%
0.98%
4Q11
1Q12
2Q12
3Q12
4Q12

4Q12 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans *** Excluding $54 million of incremental charge-offs
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

4Q12 Earnings
Conference Call
FY FY
4Q12 3Q12 4Q11 vs 3Q12 vs 4Q11 2012 2011 % B/(W)
Net Interest Income 2,783 $     2,783 $     2,673 $     -              4.1            10,969 $  10,348 $  6.0
Noninterest Income 2,329        2,396        2,431        (2.8)           (4.2)           9,319        8,760        6.4
Total Revenue 5,112        5,179        5,104        (1.3)           0.2            20,288      19,108      6.2
Noninterest Expense 2,686        2,609        2,696        (3.0)           0.4            10,456      9,911        (5.5)
Operating Income 2,426        2,570        2,408        (5.6)           0.7            9,832        9,197        6.9
Net Charge-offs 468           538           622           13.0          24.8          2,097        2,843        26.2
Excess Provision (25)            (50)            (125)          -- -- (215)          (500)          --
Income before Taxes 1,983        2,082        1,911        (4.8)           3.8            7,950        6,854        16.0
Applicable Income Taxes 608           650           583           6.5            (4.3)           2,460        2,066        (19.1)
Noncontrolling Interests 45             42             22             7.1            104.5        157           84             86.9
Net Income 1,420        1,474        1,350        (3.7)           5.2            5,647        4,872        15.9
Preferred Dividends/Other 71             70             36             (1.4)           (97.2)         264           151           (74.8)
NI to Common 1,349 $     1,404 $     1,314 $     (3.9)           2.7            5,383 $     4,721 $     14.0
Diluted EPS 0.72 $       0.74 $       0.69 $       (2.7)           4.3            2.84 $       2.46 $       15.4
Average Diluted Shares 1,880        1,897        1,911        0.9            1.6            1,896        1,923        1.4
% B/(W)
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis

10 4Q12 Earnings Conference Call Notable Items $ in millions 4Q12 4Q11 Revenue Items Merchant processing agreement settlement - $ 263 $ Expense Items Mortgage servicing matters 80 130

4Q12 Earnings
Conference Call
4Q12 Results - Key Drivers
vs. 4Q11
Net Revenue growth of 0.2% (5.6% excluding notable items)
• Net interest income growth of 4.1%; net interest margin of 3.55% vs. 3.60% in 4Q11
• Noninterest income decline of 4.2% (7.4% increase excluding notable items)
Noninterest expense decline of 0.4% (1.6% increase excluding notable items)
Provision for credit losses lower by $54 million
• Net charge-offs lower by $154 million
• Provision lower than NCOs by $25 million vs. $125 million in 4Q11
vs. 3Q12
Net Revenue decline of 1.3%
• Net interest income growth of 0.0%; net interest margin of 3.55% vs. 3.59% in 3Q12
• Noninterest income decline of 2.8%
Noninterest expense growth of 3.0% (0.1% decline excluding notable items)
Provision for credit losses lower by $45 million
• Net charge-offs lower by $70 million
• Provision lower than NCOs by $25 million vs. $50 million in 3Q12

4Q12 Earnings
Conference Call
4Q12 3Q12 2Q12  1Q12  4Q11
Shareholders' equity 39.0 $     38.7 $     37.8 $     35.9 $     34.0 $
Tier 1 capital 31.2        30.8        30.0        30.0        29.2
Total risk-based capital 37.8        37.6        36.4        36.4        36.1
Tier 1 common equity ratio 9.0% 9.0% 8.8% 8.7% 8.6%
Tier 1 capital ratio 10.8% 10.9% 10.7% 10.9% 10.8%
Total risk-based capital ratio 13.1% 13.3% 13.0% 13.3% 13.3%
Leverage ratio 9.2% 9.2% 9.1% 9.2% 9.1%
Tangible common equity ratio 7.2% 7.2% 6.9% 6.9% 6.6%
Tangible common equity as a % of RWA 8.6% 8.8% 8.5% 8.3% 8.1%
Basel III
Tier 1 common equity ratio using Basel III
    proposals published prior to June 2012 -               -               -               8.4% 8.2%
Tier 1 common equity ratio approximated
    using proposed rules for the Basel III
    standardized approach released June 2012 8.1% 8.2% 7.9% -               -
Capital Position
$ in billions
RWA = risk-weighted assets

4Q12 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 4Q12 3Q12 2Q12 1Q12 4Q11
Beginning Reserve $220 $216 $202 $160 $162
Net Realized Losses (32) (32) (31) (25) (31)
Additions to Reserve 52 36 45 67 29
Ending Reserve $240 $220 $216 $202 $160
Mortgages
repurchased
and make-whole
payments $57 $58 $58 $55 $61
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $131 million
Repurchase requests expected to
remain relatively stable over next
few quarters

continues continues Momentum Momentum

15 4Q12 Earnings Conference Call Appendix

Year-Over-Year Growth
5.9%
6.4%
7.7%
7.3%
6.4%
$207.0
$210.2
$214.1
$216.9
$220.3
240
180
120
60
0
(0.5%)
(0.8%)
22.2%
3.5%
15.8%
(0.4%)
4.1%
19.1%
2.3%
17.3%
(0.1%)
5.1%
19.6%
3.0%
19.9%
(0.8%)
3.1%
20.4%
3.0%
18.8%
Retail
Credit Card
Res Mtg
CRE
Commercial
Covered
(0.8%)
1.9%
19.0%
2.9%
15.7%
4Q11
1Q12
2Q12
3Q12
4Q12
Retail
Credit Card
Res Mtg
CRE
Commercial
Covered

4Q12 Earnings
Conference Call
Average Loans
Average Loans Key Points
$ in billions
vs. 4Q11
Average total loans grew over $13 billion, or 6.4%
Average total loans, excluding covered loans,
were higher by 8.6%
Average total commercial loans increased $8.7
billion, or 15.7%; average residential mortgage
loans increased $6.9 billion, or 19.0%
vs. 3Q12
Average total loans grew by $3.4 billion, or 1.5%
Average total loans, excluding covered loans,
were higher by 2.0%
Average total commercial loans increased $1.7
billion, or 2.8%; average residential mortgage
loans increased $2.2 billion, or 5.3%

Year-Over-Year Growth
17.3%
11.7%
10.5%
11.1%
9.2%
280
210
140
70
0
$223.3
$228.3
$231.3
$239.3
$243.8
48.2%
43.9%
32.5%
16.2%
14.2%
10.1%
12.3%
8.1%
7.1%
4.7%
14.2%
0.6%
(1.2%)
6.5%
9.6%
0.3%
(8.7%)
2.2%
15.0%
8.8%
Noninterest -bearing
Checking & Savings
Money Market
Time
4Q11
1Q12
2Q12
3Q12
4Q12
Noninterest-bearing
Checking and Savings
Money Market
Time

✓

✓

✓

✓

4Q12 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 4Q11
Average total deposits increased by $20.5
billion, or 9.2%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $16.8 billion, or 9.3%
vs. 3Q12
Average total deposits increased by $4.5
billion, or 1.9%
Average low cost deposits increased by $9.0
billion, or 4.8%

Year-Over-Year Growth
7.0%
7.3%
6.6%
6.1%
4.1%
3,000
2,500
2,000
1,500
1,000
6.0%
5.0%
4.0%
3.0%
2.0%
$2,673
$2,690
$2,713
$2,763
$2,763
3.60%
3.60%
3.58%
3.59%
3.55%
4Q11
1Q12
2Q12
3Q12
4Q12
Net Interest Income
Net Interest Margin

4Q12 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 4Q11
Average earning assets grew by $17.1 billion,
or 5.8%
Net interest margin lower by 5 bp (3.55% vs.
3.60%) driven by:
• Higher balances in lower yielding investment
securities and lower loan rates
• Partially offset by lower rates on deposits and long-
term debt and a reduction in cash balances held at
the Federal Reserve
vs. 3Q12
Average earning assets grew by $3.3 billion,
or 1.1%
Net interest margin lower by 4 bp (3.55% vs.
3.59%) driven by:
• Reduction in the yield on the investment securities
portfolio and lower loan rates

Year-Over-Year Growth

9.4%
11.3%
9.7%
10.4%
(4.2%)
2,800
2,100
1,400
700
0
$2,431
$2,239
$2,355
$2,396
$2,329
Payments
(0.8%)
Trust and Inv Mgmt
12.7%
Service Charges
(7.7%)
Mortgage
57.1%
All Other
(39.0%)
4Q11
1Q12
2Q12
3Q12
4Q12
Payments
Trust and Inv Mgmt
Service Charges
Mortgage
All Other

✓

✓

4Q12 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 4Q11
Noninterest income declined by $102 million, or
4.2%, driven by:
• Lower other income due to the merchant settlement gain as well as a gain related to the Company’s investment in Visa, both of which were recorded in 4Q11
• Lower merchant processing revenue (6.3% decline) due to rates and the 4Q11 reversal of an accrual for a terminated revenue sharing agreement and lower ATM processing services revenue
(25.2% decline) due to a 1Q12 classification change
• Mortgage banking revenue increase of $173 million
• Higher trust and investment management fees (12.7% increase)
• Higher credit and debit card revenue (4.8% increase) and
corporate payment revenue (4.1% increase)
vs. 3Q12
Noninterest income declined by $67 million, or 2.8%,
driven by:
• Mortgage banking revenue decrease of $43 million
• Lower other income due to the net impact of the gain on sale of a credit card portfolio and the charge related to an investment under the equity method of accounting, both of which were recorded in
3Q12
• Lower corporate payment revenue (11.4% decline) due to
seasonally lower volumes
• Higher credit and debit card revenue (13.6% increase) principally due to seasonally higher sales and prepaid card fees and trust and investment management fees (4.2% increase) due to
seasonally higher billing income and business expansion
4Q11 1Q12 2Q12 3Q12 4Q12
Non-operating gains 263 $     - $         - $         - $         - $
Total 263 $     - $         - $         - $         - $
Notable Noninterest Income Items

Year-Over-Year Growth
8.5%
10.6%
7.3%
5.4%
(0.4%)
$2,696
$2,560
$2,601
$2,609
$2,686
2,800
2,100
1,400
700
0
Compensation and Benefits
4.4%
Occupancy and Equipment
(6.0%)
Prof Services, Marketing and PPS
8.4%
Tech and Comm
9.7%
All Other
(14.3%)
4Q11
1Q12
2Q12
3Q12
4Q12
Compensation and Benefits
Occupancy and Equipment
Prof Svcs, Marketing and PPS
Tech and Communications
All Other

4Q12 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 4Q11
Noninterest expense was lower by $10 million, or
0.4%, driven by:
• Lower other expense due to the $130 million mortgage-
servicing related expense accrual recorded in 4Q11 partially offset by the $80 million accrual for a mortgage foreclosure-
related regulatory settlement in the current quarter, as well as declines in FDIC insurance expense and other real estate
owned costs
• Lower net occupancy and equipment (6.0% decline)
principally reflecting the change in classification of ATM
surcharge revenue passed through to others
• Lower marketing and business development (8.0% decline)
due to the timing of charitable contributions
• Higher professional services (26.7% increase) principally due to mortgage servicing review-related projects
• Higher compensation (2.5% increase) and employee benefits
(14.4% increase)
vs. 3Q12
Noninterest expense was higher by $77 million, or
3.0%, driven by:
• Higher other expense due to the mortgage foreclosure-related regulatory settlement accrual and higher costs related to
investments in affordable housing and other tax-advantaged
projects, partially offset by lower litigation and insurance-
related costs
• Higher professional services expense (15.3% increase) due to mortgage servicing review-related projects
All Other
4Q11 1Q12 2Q12 3Q12 4Q12
Mortgage servicing matters 130 $     - $         - $         - $         80 $
Total 130 $     - $         - $         - $         80 $
Notable Noninterest Expense Items

60,000
45,000
30,000
15,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$49,437
$51,309
$54,362
$56,655
$58,552
0.41%
0.61%
0.41%
0.41%
0.32%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio

40%
35%
30%
25%
20%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

4Q12 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong new lending activity resulted in 3.3% linked quarter loan growth and 18.4% year-over-year growth even though utilization rates remained at historically low levels
Nonperforming loans and net charge-offs continued to improve year-over-year and on a linked quarter basis
Increases in early and late stage delinquencies primarily relate to government payment products
4Q11 3Q12 4Q12
Average Loans $49,437 $56,655 $58,552
30-89 Delinquencies 0.48% 0.29% 0.48%
90+ Delinquencies 0.09% 0.07% 0.10%
Nonperforming Loans 0.55% 0.23% 0.18%
$ in millions
Revolving Line Utilization Trend

8,000
6,000
4,000
2,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$5,834
$5,822
$5,656
$5,537
$5,377
1.43%
0.55%
1.07%
0.50%
0.37%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio

Commercial Leases

Equipment Finance $2,172
Small Ticket $3,205

4Q12 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs and nonperforming loans continue to improve both on a linked quarter and year-
over-year basis
Delinquencies remain stable
4Q11 3Q12 4Q12
Average Loans $5,834 $5,537 $5,377
30-89 Delinquencies 0.96% 0.93% 0.89%
90+ Delinquencies 0.00% 0.02% 0.00%
Nonperforming Loans 0.54% 0.35% 0.29%
$ in millions

40,000
30,000
20,000
10,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$35,602
$35,965
$36,549
$36,830
$36,851
2.91%
2.38%
0.93%
0.79%
0.62%
0.58%
0.33%
0.27%
0.33%
0.18%
0.50%
0.47%
0.41%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio
NCO Ratio - Comm Mtg
NCO Ratio - Construction

CRE Mortgage

CRE Construction

4Q12 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-off ratio of 0.18%, down from 0.27% on a linked quarter basis and from the 2Q10 peak of 2.67%
Late stage delinquencies continue to decline on a linked quarter basis, ending at 0.02%
Nonperforming loans improved on both a linked quarter and on a year-over-year basis, ending at 1.48%
4Q11 3Q12 4Q12
Average Loans $35,802 $36,630 $36,851
30-89 Delinquencies 0.38% 0.18% 0.43%
90+ Delinquencies 0.04% 0.03% 0.02%
Nonperforming Loans 2.51% 1.71% 1.48%
Performing TDRs 537 583 531
$ in millions
Investor
$19,487
Owner
Occupied
$11,275
Multi-family
$1,914
Retail
$460
Residential
Construction
$1,036
Condo
Construction
$157
A&D
Construction
$704
Office
$818
Other
$1,000

48,000
36,000
24,000
12,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$36,258
$37,831
$39,166
$40,969
$43,156
1.30%
1.19%
1.12%
1.17%
0.88%
0.96%*
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Residential Mortgage Performing TDRs**
4,000
3,000
2,000
1,000
0
$2,002
$2,017
$2,011
$2,076
$2,087
4Q11
1Q12
2Q12
3Q12
4Q12

✓

✓

✓

4Q12 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 764, weighted average LTV 65%) as average loans increased 5.3% over 3Q12, driven by demand for refinancing
Over 70% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
Delinquencies and nonperforming loans continue to decline as housing values improve
4Q11 3Q12 4Q12
Average Loans $36,256 $40,969 $43,156
30-89 Delinquencies 1.09% 0.93% 0.79%
90+ Delinquencies 0.98% 0.72% 0.64%
Nonperforming Loans 1.75% 1.81% 1.50%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,778 million 4Q12)
* Excluding $22 million related to a regulatory clarification in the treatment of loans to borrowerswho have exited bankruptcy but continue to make payments on their loans

20,000
15,000
10,000
5,000
0
12.0%
9.0%
6.0%
3.0%
0.0%
$16,271
$16,776
$16,696
$16,551
$16,588
4.88%
4.71%
4.21%
4.05%
4.25%
4.10%
4.17%
4.01%
4.00%
3.86%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*

Credit Card
Core Portfolio $15,998
Portfolios Acquired at Fair Value $590

4Q12 Earnings
Conference Call
4Q11 3Q12 4Q12
Average Loans $16,271 $16,551 $16,588
30-89 Delinquencies 1.37% 1.41% 1.33%
90+ Delinquencies 1.36% 1.18% 1.27%
Nonperforming Loans 1.29% 0.99% 0.85%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs continue to remain low
Late state delinquencies increased due to normal seasonal patterns
Nonperforming loans have decreased for six consecutive quarters
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date

24,000
18,000
12,000
6,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$18,261
$17,933
$17,596
$17,329
$16,950
1.67%
1.66%
1.44%
2.04%
1.76%
1.44%*
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Home Equity
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 1.58%
Subprime: 2%
Wtd Avg LTV**: 92%
NCO: 9.57%
Other: 3%
Wtd Avg LTV**: 73%
NCO: 1.87%

** LTV at origination

✓

✓

✓

4Q12 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 763, weighted average CLTV 71%) originated primarily through the retail branch network to existing bank customers on their primary residence
Early and late stage delinquencies have improved year-over-year and on a linked quarter basis
Net charge off dollars are down year-over-year, however, the net charge off ratio has increased due to declining loan balances
4Q11 3Q12 4Q12
Average Loans $18,281 $17,329 $16,950
30-89 Delinquencies 0.90% 0.81% 0.76%
90+ Delinquencies 0.73% 0.32% 0.30%
Nonperforming Loans 0.22% 1.05% 1.13%
$ in millions
* Excluding $26 million related to a regulatory clarification in the treatment of loans to borrowerswho have exited bankruptcy but continue to make payments on their loans

6,000
4,500
3,000
1,500
0
4.0%
3.0%
2.0%
1.0%
0.0%
$5,150
$5,095
$5,151
$5,256
$5,364
0.00%
0.08%
0.00%
0.00%
0.07%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
130
120
110
100
90

4Q12 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 772)
Retail leasing delinquencies have stabilized at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
4Q11 3Q12 4Q12
Average Loans $5,150 $5,256 $5,384
30-89 Delinquencies 0.19% 0.17% 0.22%
90+ Delinquencies 0.02% 0.02% 0.02%
Nonperforming Loans 0.00% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

28,000
21,000
14,000
7,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$24,901
$24,902
$25,151
$25,406
$25,595
1.19%
0.92%
0.86%
1.06%
0.98%*
0.92%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Other Retail
Auto Loans
$12,540
Revolving
Credit
$3,332
Student
Lending
$4,233
Installment
$5,490

✓

✓

4Q12 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances increased modestly year-over-year, growth in Auto Loans (9.2%) more than offset declines in Student Lending loan balances
Delinquencies and nonperforming loans remain stable and at very low levels
4Q11 3Q12 4Q12
Average Loans $24,901 $25,406 $25,595
30-89 Delinquencies 0.68% 0.59% 0.59%
90+ Delinquencies 0.20% 0.16% 0.17%
Nonperforming Loans 0.11% 0.12% 0.11%
$ in millions
* Excluding $5 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

4Q12 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 4Q12  3Q12  2Q12  1Q12  4Q11
Total equity 40,267 $ 39,825 $ 38,874 $ 36,914 $  34,971 $
Preferred stock (4,769) (4,769) (4,769) (3,694) (2,606)
Noncontrolling interests (1,269) (1,164) (1,082) (1,014) (993)
Goodwill (net of deferred tax liability) (8,351) (8,194) (8,205) (8,233) (8,239)
Intangible assets (exclude mortgage servicing rights) (1,006) (980) (1,118) (1,182) (1,217)
Tangible common equity (a) 24,872 24,718 23,700 22,791 21,916
Tier 1 capital, determined in accordance with prescribed regulatory requirements using Basel I definition 31,203 30,766 30,044 29,976 29,173
Trust preferred securities - - - (1,800) (2,675)
Preferred stock (4,769) (4,769) (4,769) (3,694) (2,606)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (685) (685) (685) (686) (687)
Tier 1 common equity using Basel I definition (b) 25,749 25,312 24,590 23,796 23,205
Tangible common equity (as calculated above) 22,791 21,916
Adjustments
1
434 450
Tier 1 common equity using Basel III proposals published prior to June 2012 (c) 23,225 22,366
Tangible common equity (as calculated above) 24,872 24,718 23,700
Adjustments
2
126 157 153
Tier 1 common equity approximated using proposed rules for the Basel III standardized approach released June 2012 (d) 24,998 24,875 23,853
Total assets 353,855 352,253 353,136 340,762 340,122
Goodwill (net of deferred tax liability) (8,351) (8,194) (8,205) (8,233) (8,239)
Intangible assets (exclude mortgage servicing rights) (1,006) (980) (1,118) (1,182) (1,217)
Tangible assets (e) 344,498 343,079 343,813 331,347 330,666
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 287,611 282,033 279,972 274,847 271,333
Risk-weighted assets using Basel III proposals published prior to June 2012 (g) - - - 277,856 274,351
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition 287,611 282,033 279,972
Adjustments3
21,233 22,167 23,240
Risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (h) 308,844 304,200 303,212
Ratios
Tangible common equity to tangible assets (a)/(e) 7.2% 7.2% 6.9% 6.9% 6.6%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f) 8.6% 8.8% 8.5% 8.3% 8.1%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f) 9.0% 9.0% 8.8% 8.7% 8.6%
Tier 1 common equity to risk-weighted assets using Basel III proposals published prior to June 2012 (c)/(g) - - - 8.4% 8.2%
Tier 1 common equity to risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (d)/(h) 8.1% 8.2% 7.9% - -
4Q12 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
1
Principally net losses on cash flow hedges included in accumulated other comprehensive income
2
Includes net losses on cash flow hedges included in accumulated other comprehensive income, unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income and disallowed mortgage servicing rights
3
Includes higher risk-weighting for residential mortgages, unfunded loan commitments, investment securities and purchased mortgage servicing rights, and other adjustments

U.S. Bancorp 4Q12 Earnings Conference Call U.S. Bancorp 4Q12 Earnings Conference Call January 16, 2013